SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:               April 7, 1998
                 (Date of the earliest event reported)



                    Home Products International, Inc.
         (Exact name of registrant as specified in its charter)





   Delaware                           0-17237        36-4147027
(State or other jurisdiction of    (Commission       I.R.S.Employer
Incorporation or organization)     File Number)      Identification No.




4501 West 47th Street, Chicago, IL                   60632
(Address of principal executive offices)             (Zip Code)





Registrant's telephone number, including area code:   (773) 890-1010

ITEM 5.  OTHER EVENTS

     On March 31, 1998, Home Products International, Inc., announced in a press release that it is preparing to offer a $125.0 million, 10 year,

fixed-rate senior subordinated debt issue.  The press release is included within this Form 8-K as Exhibit No 1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)   Exhibits

     EXHIBIT NO.            EXHIBIT

        1                   Press release dates March 31, 1998.


                               SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HOME PRODUCTS INTERNATIONAL, INC.


                              BY:  /s/ James R. Tennant
                                   James R. Tennant
                                   Chairman & CEO





Dated:  April 7, 1998

                                                               EXHIBIT 1

                   HOME PRODUCTS INTERNATIONAL, INC.
         PREPARING PRIVATE OFFERING OF $125 MILLION BOND ISSUE


     CHICAGO, MARCH 31, 1998 "Home Products International, Inc. (Nasdaq:
HPII), a leading consolidator in the housewares industry, today announced that it is preparing to offer a $125 million, 10-year, fixed-rate senior subordinated debt issue. The bonds to be offered will not be registered under the Securities Act of 1933 ("Act") and may not be offered or sold absent registration or an applicable exemption from registration requirements. The bonds will be sold in a Rule 144A private placement to institutional investors. The proceeds of the offering will be used to retire existing debt and to aid the company in its plans of selective strategic acquisitions.

"We're very excited about the opportunity to arrange this debt placement," stated James Tennant, Home Products International's chairman and chief executive officer. "The purpose of this debt issue is to provide HPII the financial flexibility and resources necessary to continue its plans of making strategic acquisitions in an effort to consolidate segments of the housewares industry."

Home Products International, Inc. is listed on the Nasdaq National Market System, under the ticker symbol HPII. The company is an international consumer products company specializing in the manufacture and marketing of quality diversified housewares and home improvement products sold through virtually all domestic and international retail trade channels.

     Some of the statements made in this release are forward-looking and concern the company's future growth, product development, markets and competitive position. While management will make its best efforts to be accurate in making these forward-looking statements, any such statements are subject to risks and uncertainties that could cause HPII's actual results to vary materially. These risks include market risks such as increased competition for both the company and its end users and changes in retail distribution channels; economic risks such as downward changes in housing starts and remodeling expenditures; and financial risks such as fluctuations in the price of raw materials, future liquidity and access to debt and equity markets. Should one or more of these risks or uncertainties materialize, actual results may vary materially from those anticipated, expected or projected. The company undertakes no obligation to update any such factors or to announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments.